                                     EXHIBIT 10.2

First Amendment to Sixth Restated Loan Agreement dated as of November 20, 1998, among Clayton Williams Energy, Inc., Warrior Gas Co., CWEI Acquisitions, Inc., Bank One, Texas, N.A., Paribas, Union Bank of California, N.A., and Compass Bank

                   FIRST AMENDMENT TO SIXTH RESTATED LOAN AGREEMENT

     THIS FIRST AMENDMENT TO SIXTH RESTATED LOAN AGREEMENT (hereinafter referred to as the "First Amendment") executed as of the 20th day of November, 1998, by and among CLAYTON WILLIAMS ENERGY, INC., a Delaware corporation (the "CWE"), WARRIOR GAS CO., a Texas corporation ("Warrior") (CWE and Warrior being hereinafter sometimes collectively referred to as "Borrower"), CWEI ACQUISITIONS, INC., a Delaware corporation (hereinafter referred to as "Guarantor"), BANK ONE, TEXAS, N.A., a national banking association ("Bank One"), PARIBAS, a French banking corporation ("Paribas"), Union Bank of California, N.A. ("Union") and Compass Bank, an Alabama state bank ("Compass"), Bank One, Paribas, Union Bank and Compass each in their capacity as a lender hereunder together with each and every future holder of any note issued pursuant to this Agreement are hereinafter collectively referred to as "Banks", and individually as a "Bank") and Bank One, as "Agent".

                                 W I T N E S S E T H:

     WHEREAS, on July 16, 1998 Borrower, Guarantor, Bank One, Paribas and Agent entered into a Sixth Restated Loan Agreement (the "Sixth Restated"); and

     WHEREAS, the Borrower and the Banks have agreed to make certain changes to the Sixth Restated and in order to facilitate certain of such changes Bank One has agreed to assign a portion of its interest in the rights and obligations under the Sixth Restated to Union and Compass (together the "New Banks") making the New Banks parties to, and "Banks" under the Sixth Restated.

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Unless otherwise defined herein, all defined terms used herein shall have the same meaning ascribed to such terms in the Restated Loan Agreement.

     2. Section 13(k) of the Sixth Restated Loan Agreement is hereby amended by striking the words "and" after Section 13(k)(v) thereof, striking the "." at the end of Section 13(k)(vi) and substituting "; and" in lieu thereof and by adding the following new Subsection 13(k)(vii) thereto as follows:

          "(vii)    Guarantor's initial investment of $425,000 in Clayton
     Williams Acquisition Partnership, Ltd. ("Acquisition") and additional investments in Acquisition equal to one percent (1%) of all capital contributions made to Acquisition by its general and limited partners, but only to the extent such contributions are required by the partnership agreement of Acquisition, provided that immediately before and after giving effect to such additional investments no default or Event of Default shall exist."

     3. This First Amendment shall be effective as of the date first above written, but only upon satisfaction of the conditions precedent set forth in Paragraph 6 hereto (the "First Amendment Effective Date").

     4. As of the First Amendment Effective Date, the Borrowing Base shall be $57,000,000 and the Monthly Commitment Reduction shall be $0 per month until both the Borrowing Base and the Monthly Commitment Reduction are redetermined pursuant to Section 7(b) of the Sixth Restated; provided, however, that once the JC Fazzino No. 1 Well in Robertson County, Texas (the "Well") is tested to the satisfaction of Borrower and Bank, the Borrowing Base shall be increased to $60,000,000.

     5. Subject to the satisfaction of the conditions set forth herein and the execution and delivery of an Assignment and Acceptance Agreement in the form of Exhibit "A" attached hereto and incorporated herein by reference for all purposes, Bank One shall sell and assign to the New Banks, without recourse or warranty, and each New Bank shall purchase and assume from Bank One, the interest set forth in the Assignment and Acceptance Agreement. By executing this First Amendment, Borrower and Agent are each consenting to the assignment to the New Banks of the interest specified in the Assignment and Acceptance Agreement, such consent being required by the provisions of Section 28 of the Sixth Restated.

     6. The obligations of Banks under this First Amendment shall be subject to the satisfaction of the following conditions precedent:

          (a)  EXECUTION AND DELIVERY.   The Borrower shall have executed and
     delivered this First Amendment, and other required documents, all in form and substance satisfactory to the Banks;

          (b) GUARANTOR'S EXECUTION AND DELIVERY. The Guarantor shall have executed and delivered this First Amendment and other required documents, all in form and substance satisfactory to the Banks;

          (c) CORPORATE RESOLUTIONS. Banks shall have received appropriate certified corporate resolutions of each Borrower and the Guarantor;

          (d) GOOD STANDING AND EXISTENCE. The Banks shall have received evidence of existence and good standing for Borrower and the Guarantor;

          (e) REPRESENTATIONS AND WARRANTIES. The representations and warranties of Borrower under the Sixth Restated are true and correct in all material respects as of such date, as if then made (except to the extent that such representations and warranties related solely to an earlier date);

          (f) NO EVENT OF DEFAULT. No Event of Default shall have occurred and be continuing nor shall any event have occurred or failed to occur which, with the passage of time or service of notice, or both, would constitute an Event of Default;

          (g) OTHER DOCUMENTS. Each Bank shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as such Bank or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to such Bank; and

          (h) LEGAL MATTERS SATISFACTORY. All legal matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to special counsel for Bank retained at the expense of Borrower.

     7. Except to the extent its provisions are specifically amended, modified or superseded by this First Amendment, the representations, warranties and affirmative and negative covenants of the Borrower contained in the Sixth Restated are incorporated herein by reference for all purposes as if copied herein in full. The Borrower hereby restates and reaffirms each and every term and provision of the Sixth Restated, as amended, including, without limitation, all representations, warranties and affirmative and negative covenants. Except to the extent its provisions are specifically amended, modified or superseded by this First Amendment, the Sixth Restated, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the Borrower and the Banks.

     8. This First Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     9. The Guarantor hereby consents to the execution of this First Amendment by the Borrower and reaffirms its guaranty of all of the obligations of the Borrower to the Bank. Borrower and Guarantor acknowledge and agree that the renewal, extension and amendment of the Loan Agreement shall not be considered a novation of account or new contract but that all existing rights, titles, powers, Liens, security interests and estates in favor of the Banks constitute valid and existing obligations and Liens and security interests as against the Collateral in favor of the Banks. Borrower and Guarantor confirm and agree that
(a) neither the execution of this First Amendment or any other Loan Document nor the consummation of the transactions described herein and therein shall in any way effect, impair or limit the covenants, liabilities, obligations and duties of the Borrower and under the Loan Documents and (b) the obligations evidenced and secured by the Loan Documents continue in full force and effect. Guarantor hereby further confirms that it unconditionally guarantees to the extent set forth in its Guaranty the due and punctual payment and performance of any and all amounts and obligations owed by the Banks under the Sixth Restated or the other Loan Documents.

     IN WITNESS WHEREOF, the parties have caused this First Amendment to Sixth Restated to be duly executed as of the date first above written.

                                   BORROWER:

                                   CLAYTON WILLIAMS ENERGY, INC.
                                   a Delaware corporation


                                   By: /s/ L. Paul Latham
                                      ------------------------------------------
                                        L. Paul Latham, Executive Vice President

                                   WARRIOR GAS CO.
                                   a Delaware corporation


                                   By: /s/ L. Paul Latham
                                      ------------------------------------------
                                        L. Paul Latham, Vice President

                                   GUARANTOR:

                                   CWEI ACQUISITIONS, INC.
                                   a Delaware corporation



                                   By: /s/ L. Paul Latham
                                      ------------------------------------------
                                        L. Paul Latham, Vice President

                                   AGENT:

                                   BANK ONE, TEXAS, N.A.
                                   a national banking association


                                   By: /s/ Wm. Mark Cranmer
                                      ------------------------------------------
                                        Wm. Mark Cranmer, Vice President

                                   BANKS:

                                   BANK ONE, TEXAS, N.A.
                                   a national banking association


                                   By: /s/ Wm. Mark Cranmer
                                      ------------------------------------------
                                   Wm. Mark Cranmer, Vice President


                                   PARIBAS
                                   a French banking corporation


                                   By: /s/ Brian M. Malone
                                      ------------------------------------------
                                   Name:   Brian M. Malone
                                        ----------------------------------------
                                   Title:  Director
                                         ---------------------------------------


                                   By: /s/ A. David Dodd
                                      ------------------------------------------
                                   Name:   A. David Dodd
                                        ----------------------------------------
                                   Title:  Vice President
                                         ---------------------------------------


                                   UNION BANK OF CALIFORNIA, N.A.


                                   By: /s/ John A. Clark
                                      ------------------------------------------
                                   Name:   John A. Clark
                                        ----------------------------------------
                                   Title:  Vice President
                                         ---------------------------------------

                                   COMPASS BANK
                                   an Alabama state bank


                                   By: /s/ Curtis R. Burchard
                                      ------------------------------------------
                                   Name:  Curtis R. Burchard
                                        ----------------------------------------
                                   Title: Sr. Vice President
                                         ---------------------------------------

                                     EXHIBIT "A"

                         ASSIGNMENT AND ACCEPTANCE AGREEMENT

     This ASSIGNMENT AND ACCEPTANCE AGREEMENT (this "Assignment and Acceptance") dated as of November 20, 1998 is made between BANK ONE, TEXAS, N.A. ("Bank One") (Bank One hereinafter sometimes referred to as the Assignor) and UNION BANK OF CALIFORNIA, N.A. ("Union") and COMPASS BANK, an Alabama state bank ("Compass") (Union and Compass are hereinafter referred to as the "Assignees").

                                       RECITALS

     WHEREAS, the Assignor is a party to that certain Sixth Restated Loan Agreement dated as of July 16, 1998 by and among CLAYTON WILLIAMS ENERGY, INC. (the "Company"), the "Guarantors", the Banks signatory thereto (the "Banks") and BANK ONE, TEXAS, N.A., as Agent (in such capacity the "Agent") (unless otherwise defined herein, capitalized terms used herein have the respective meanings ascribed to them in the Credit Agreement);

     WHEREAS, effective as of the date hereof the Company, the Guarantors, the Banks and the Agent entered into a First Amendment to Loan Agreement to amend certain provisions of the Loan Agreement.

     WHEREAS, as provided under the Loan Agreement, Bank One and Paribas have committed to make Revolving Loans and issue letters of credit (the "Committed Loans") to the Company in aggregate amounts not to exceed $100,000,000 (the "Revolving Commitment"), such Revolving Commitment being evidenced by two Revolving Notes, one in the face amount of $75,000,000, payable to the order of Bank One and one in the face amount of $25,000,000 payable to the order of Paribas (the "Revolving Notes");

     WHEREAS, Bank One and Paribas have made Committed Loans to the Company in the aggregate principal amount of $48,700,000 on the Revolving Commitment; and

     WHEREAS, the Assignor wishes to assign to the Assignees part of the rights and obligations of the Assignor under the Loan Agreement in respect of its Revolving Commitment, in an amount equal to $33,333,400 in total on the Revolving Commitment (the "ASSIGNED AMOUNT") on the terms and subject to the conditions set forth herein and the Assignees wish to accept assignment of such rights and assume such obligations from the Assignor on such terms and subject to such conditions;

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

     1.   ASSIGNMENT AND ACCEPTANCE.

     (a) Subject to the terms and conditions of this Assignment and Acceptance , (i) the Assignor hereby sells, transfers and assigns to Union, and (ii) Union hereby purchases, assumes and undertakes from the Assignor, without recourse and without representation or warranty (except as provided in this Assignment and Acceptance) 16.6667% ("Union's Percentage Share") of (A) the Revolving Commitment and the Committed Loans of the Assignor, (B) the Note, and (C) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Loan Agreement and the Loan Documents.

     (b) Subject to the terms and conditions of this Assignment and Acceptance, (i) the Assignor hereby sell, transfer and assign to the Compass, and (ii) Compass hereby purchases, assumes and undertake from the Assignor, without recourse and without representation or warranty (except as provided in this Assignment and Acceptance) 16.667% (the "Compass' Percentage Share") of (A) the Revolving Commitment and the Committed Loans of the Assignor, (B) the Note, and (C) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Loan Agreement and the Loan Documents. Union's Percentage Share and Compass' Percentage Share are hereinafter referred to collectively as the "Assignees' Percentage Share".

     (c) With effect on and after the Effective Date (as defined in Section 5 hereof), each Assignee shall be a party to the Loan Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Bank under the Loan Agreement, including the requirements concerning confidentiality and the payment of indemnification, with a Revolving Commitment in an amount equal to the Assigned Amount. Each Assignee agrees that it will perform in accordance with its terms all of the obligations which by the terms of the Loan Agreement are required to be performed by it as a Bank. It is the intent of the parties hereto that the Revolving Commitment of the Assignor shall, as of the Effective Date, be reduced by an amount equal to the Assigned Amount and the Assignor shall relinquish their rights and be released from their obligations under the Loan Agreement to the extent such obligations have been assumed by the Assignees.

     (d) After giving effect to the assignment and assumption set forth herein, on the Effective Date, Union's Revolving Commitment will be $16,666,700 and Compass' Revolving Commitment shall be $16,666,700.

     (e) After giving effect to the assignment and assumption set forth herein, on the Effective Date, the Bank One's Commitment will be $41,666,600 and Paribas' Commitment will be $25,000,000.

     (f) On the Effective Date, the Bank One's Commitment shall be evidenced by a Revolving Note in the face amount of $41,666,600 and Paribas' Commitment shall be evidenced by a Revolving Note in the face amount of $25,000,000.

     (g) On the Effective Date, Union's Commitment shall be evidenced by a Revolving Note in the face amount of $16,666,700 and Compass' Commitment shall be evidenced by a Revolving Note in the face amount of $16,666,700.

     2.   PAYMENTS.

     (a)  As consideration for the sale, assignment and transfer contemplated in
Section 1 hereof, the Union shall pay to the Bank One on the Effective Date in immediately available funds an amount equal to $8,116,682.90, representing Union's Pro Rata Part of the principal amount of all Committed Loans.

     (b)  As consideration for the sale, assignment and transfer contemplated in
Section 1 hereof, the Compass shall pay to the Bank One on the Effective Date in immediately available funds an amount equal to $8,116,682.90, representing Compass' Pro Rata Part of the principal amount of all Committed Loans.

     3. REALLOCATION OF PAYMENTS. Any interest, fees and other payments accrued to the Effective Date with respect to the Revolving Commitment, the Committed Loans and the Notes shall be for the account of the Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Amount shall be for the account of the Assignees. Each Assignor and each Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt.

     4. INDEPENDENT CREDIT DECISION. Each Assignee (a) acknowledges that it has received a copy of the Loan Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements referred to in Section 12(a) of the Loan Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Acceptance; and (b) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Loan Agreement.

     5.   EFFECTIVE DATE; NOTICES.

     (a) As between the Assignor and the Assignee, the effective date for this Assignment and Acceptance shall be November 20, 1998 (the "EFFECTIVE DATE"); PROVIDED that the following conditions precedent have been satisfied on or before the Effective Date:

          (i) this Assignment and Acceptance shall be executed and delivered by the Assignor and the Assignees, together with the Notes;

          (ii) the consent of the Agent and the Company required for an effective assignment of the Assigned Amount by the Assignor to the Assignee under Section 28 of the Loan Agreement shall have been duly obtained and shall be in full force and effective as of the Effective Date (the consent of the Company shall be evidenced by the execution and delivery of a Revolving Note payable to the order of Assignees);

          (iii) the Assignee shall pay to the Assignor all amounts due to the Assignor under this Assignment and Acceptance; and

          (iv) the Assignor shall have assigned and the Assignees shall have assumed a percentage equal to the each Assignee's Percentage Share of the rights and obligations of the Assignor under the Loan Agreement (if such agreement exists).

     6.   AGENT

     (a) Each Assignee hereby appoints and authorizes Bank One to take such action as agent on its behalf and to exercise such powers under the Loan Agreement as are delegated to the Agent by the Banks pursuant to the terms of the Loan Agreement.

     (b) The Assignee shall assume no duties or obligations held by Bank One in its capacity as Agent under the Loan Agreement.

     7. WITHHOLDING TAX. Each Assignee (a) represents and warrants to the Assignor, Agent and the Company that under applicable law and treaties no tax will be required to be withheld by the Company with respect to any payments to be made to either Assignee hereunder, (b) agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States or any State thereof) to the Agent and the Company prior to the time that the Agent or Company is required to make any payment of principal, interest or fees hereunder, duplicate executed originals of either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 101 (wherein the Assignee claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) and Form W-8 and agrees to provide new Forms 4224 or 1001 and Form W-8 upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by each Assignee, and (c) agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

     8.   REPRESENTATIONS AND WARRANTIES.

     (a) Each Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Loan Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (iv) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

     (b) The Assignor make no representation or warranty and assume no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement or any other instrument or document furnished pursuant thereto. The Assignor make no representation or warranty in connection with, and assume no responsibility with respect to, the solvency, financial condition or statements of the Company, or the performance or observance by the Company, of any of its respective obligations under the Loan Agreement or any other instrument or document furnished in connection therewith.

     (c) Each Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance, and to fulfill its obligations hereunder;
(ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance; and apart from any agreements or undertakings or filings required by the Loan Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; (iii) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of each Assignee, enforceable against each such Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles; and (iv) it is an Eligible Assignee.

     9. FURTHER ASSURANCES. The Assignor and the Assignees each hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance, including the delivery of any notices or other documents or instruments to the Company or the Agent, which may be required in connection with the assignment and assumption contemplated hereby.

     10.  MISCELLANEOUS.

     (a) Any amendment or waiver of any provision of this Assignment and Acceptance shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Acceptance shall be without prejudice to any rights with respect to any other or further breach thereof.

     (b) All payments made hereunder shall be made without any set-off or counterclaim.

     (c) The Assignor and each Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment and Acceptance.

     (d) This Assignment and Acceptance may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     (e) THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF TEXAS. The Assignor and each Assignee each irrevocably submit to the non-exclusive jurisdiction of any State or Federal court sitting in Texas over any suit, action or proceeding arising out of or relating to this Assignment and Acceptance and irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such Texas State or Federal court. Each party to this Assignment and Acceptance hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

     (f) THE Assignor AND THE ASSIGNEES EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE, THE LOAN AGREEMENT, ANY RELATED DOCUMENTS AND AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING OR STATEMENTS (WHETHER ORAL OR WRITTEN).

     (g) Each Assignee hereby provides the administrative detail on Addendum 1 hereto.

                [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Assignor and the Assignees have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the data first above written.

                                       ASSIGNOR:

                                       BANK ONE, TEXAS, N.A.


                                       By:
                                          -----------------------------------
                                            Wm. Mark Cranmer, Vice President

                                       PARIBAS


                                       By:
                                          -----------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------

                                       Address:

                                       ASSIGNEES:

                                       UNION BANK OF CALIFORNIA, N.A.


                                       By:
                                          -----------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------

                                       Address:

                                       COMPASS BANK,
                                       an Alabama state bank


                                       By:
                                          -----------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------

                                       Address:

     The undersigned hereby consent to the assignment and assumption described in this Assignment and Acceptance.

                                       AGENT:

                                       BANK ONE, TEXAS, N.A.


                                       By:
                                          -----------------------------------
                                            Wm. Mark Cranmer, Vice President

                                       BORROWER:

                                       CLAYTON WILLIAMS ENERGY, INC.



                                       By:
                                          -----------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------

                                    ADDENDUM 1 TO


                         ASSIGNMENT AND ACCEPTANCE AGREEMENT


The following administrative details apply to Union:

(A)  Notice Address:         ___________________________________
                             ___________________________________
     Assignee name:          ___________________________________
     Address:                ___________________________________
                             ___________________________________
                             ___________________________________
     Attention:              ___________________________________
     Telephone:              _____(       )_____________________
     Telecopier:             _____(       )_____________________
     Telex (Answerback):     ___________________________________

(B)  Payment Instructions:

     Account No.:            ___________________________________
     At:                     ___________________________________
                             ___________________________________
     Reference:              ___________________________________
     Attention:              ___________________________________

The following administrative details apply to Compass:


(A)  Notice Address:         ___________________________________
                             ___________________________________
     Assignee name:          ___________________________________
     Address:                ___________________________________
                             ___________________________________
                             ___________________________________
     Attention:              ___________________________________
     Telephone:              _____(       )_____________________
     Telecopier:             _____(       )_____________________
     Telex (Answerback):     ___________________________________

(B)  Payment Instructions:

     Account No.:            ___________________________________
     At:                     ___________________________________
                             ___________________________________
     Reference:              ___________________________________
     Attention:              ___________________________________